UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2013

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 3, 2013, Jarden Corporation (the “Company”) consummated the closing of its previously announced acquisition of Yankee Candle Investments LLC. A copy of the press release (the “Press Release”) announcing the closing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain non-GAAP (as defined below) financial measures included in the Press Release to the most directly comparable financial measure in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

This Current Report on Form 8-K contains non-GAAP financial measures that may not be directly comparable to other similarly titled measures used by other companies. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

These non-GAAP measures are provided because management of the Company uses these financial measures in monitoring and evaluating the Company’s ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators. Additionally, the Company uses non-GAAP financial measures because the Company’s credit agreement provides for certain adjustments in calculations used for determining whether the Company is in compliance with certain credit agreement covenants, including, but not limited to, adjustments relating to non-cash purchase accounting adjustments, non-cash impairment charges of goodwill, intangibles and other assets, certain net reorganization costs and acquisition-related and other charges, transaction and integration costs, Venezuela hyperinflationary and devaluation-related charges, gains and losses as a result of currency fluctuations, gain on the sale of a domestic business, non-cash stock-based compensation costs, loss on early extinguishment of debt, non-cash original issue discount amortization and other items.

These non-GAAP measures should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are furnished herewith as part of this report:

Exhibit	Description

99.1	Press Release of Jarden Corporation, dated October 3, 2013 (furnished only).

99.2	Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2013

JARDEN CORPORATION

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Jarden Corporation, dated October 3, 2013 (furnished only).

99.2	Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures (furnished only).